                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


          Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints BRUCE R. WORTHINGTON, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, or GRACE U. SHIN his or her attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as Director of said corporation any and all amendments or supplements to the registration statement on Form S-8 relating to the Long-Term Incentive Program (Reg. No. 333-16253) to provide for the issuance of common stock of PG&E Corporation rather than common stock of Pacific Gas and Electric Company, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, we have signed these presents this 19th day of December, 1996.


STANLEY T. SKINNER            DAVID A. COULTER

ROBERT D. GLYNN, JR.          C. LEE COX

RICHARD A. CLARKE             ALAN SEELENFREUND

H.M. CONGER                   SAMUEL T. REEVES

MARY S. METZ                  BARRY LAWSON WILLIAMS

WILLIAM S. DAVILA             CARL E. REICHARDT

DAVID M. LAWRENCE             RICHARD B. MADDEN

REBECCA Q. MORGAN

                               POWER OF ATTORNEY


          STANLEY T. SKINNER, the undersigned, Chairman of the Board, Chief Executive Officer, and Director of PG&E Corporation, hereby constitutes and appoints, BRUCE R. WORTHINGTON, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, or GRACE U. SHIN his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and Director of said corporation any and all amendments or supplements to the registration statement on Form S-8 relating to the Long-Term Incentive Program (Reg. No. 333-16253) to provide for the issuance of common stock of PG&E Corporation rather than common stock of Pacific Gas and Electric Company, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 19th day of December, 1996.


                                                 STANLEY T. SKINNER
                                                 ------------------
                                                 STANLEY T. SKINNER

                               POWER OF ATTORNEY


          GORDON R. SMITH, the undersigned, Chief Financial Officer of PG&E Corporation, hereby constitutes and appoints, BRUCE R. WORTHINGTON, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, or GRACE U. SHIN his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chief Financial Officer of said corporation any and all amendments or supplements to the registration statement on Form S-8 relating to the Long-Term Incentive Program (Reg. No. 333-16253) to provide for the issuance of common stock of PG&E Corporation rather than common stock of Pacific Gas and Electric Company, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 19th day of December, 1996.

                                                 GORDON R. SMITH
                                                 ---------------
                                                 GORDON R. SMITH

                               POWER OF ATTORNEY

          CHRISTOPHER P. JOHNS, the undersigned, Controller of PG&E Corporation, hereby constitutes and appoints, BRUCE R. WORTHINGTON, LESLIE H. EVERETT, LINDA Y.H. CHENG, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS, CRAIG M. BUCHSBAUM, or GRACE U. SHIN his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Controller of said corporation any and all amendments or supplements to the registration statement on Form S-8 relating to the Long-Term Incentive Program (Reg. No. 333-16253) to provide for the issuance of common stock of PG&E Corporation rather than common stock of Pacific Gas and Electric Company, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I have signed these presents this 19th day of December, 1996.


                                                 CHRISTOPHER P. JOHNS
                                                 --------------------
                                                 CHRISTOPHER P. JOHNS